                                                                 Exhibit 10.19G
================================================================================

                  SECOND AMENDMENT TO PARTICIPATION AGREEMENT,
                       LEASE AGREEMENT AND LOAN AGREEMENT

                          Dated as of October 20, 2000

                                     among

                 ASSET XVI HOLDINGS COMPANY, L.L.C., as Lessor

                              EGL, INC., as Lessee

                                      and

                            BANK ONE, NA, as Lender

                     --------------------------------------

                                Lease Financing
                         for Eagle USA Airfreight, Inc.
                         Corporate Real Estate Program



================================================================================

                  SECOND AMENDMENT TO PARTICIPATION AGREEMENT,
                       LEASE AGREEMENT AND LOAN AGREEMENT

         THIS Second AMENDMENT TO PARTICIPATION AGREEMENT, LEASE AGREEMENT AND LOAN AGREEMENT (this "Second Amendment to Agreements" or this "Second Amendment"), dated as of October 20, 2000, is made and entered into by and among ASSET XVI HOLDINGS COMPANY, L.L.C., a Massachusetts limited liability company, as Lessor, EGL, INC., a Texas corporation formerly named "Eagle USA Airfreight, Inc.", as Lessee, and BANK ONE, NA, a national banking association, with an address at 1 Bank One Plaza, Suite IL1-0634, 10th Floor, Chicago, Illinois 60670, Attn: Loan Servicing Department, as Lender and assignee of Bank One, Texas, NA, a national banking association. Unless the context shall otherwise require, capitalized terms used and not defined herein shall have the meanings assigned thereto in Appendix I to that certain Master Participation Agreement, dated as of April 3, 1998 among the Lessor, the Lessee and Bank One, Texas, NA, as amended by that certain First Amendment to Participation Agreement, Lease Agreement and Loan Agreement dated as of April 3, 1998, among the Lessor, the Lessee and Bank One, Texas, NA, and as further amended by that certain Amendment to Participation Agreement dated as of April 1, 1999 (as so amended, the "Participation Agreement").

                               W I T N E S E T H:

         WHEREAS, pursuant to the Loan Agreement, the Participation Agreement and the other Operative Documents, the Lessor and the Lender have made Advances to the Lessee in order to provide funding for the costs incurred by the Lessee as agent of Lessor for the acquisition of the Leased Property, the Construction of the Improvements and other Property Costs, and (i) the aggregate unpaid principal balance of Loan Advances, and the principal balance of the indebtedness evidenced by the Note, as of September 30, 2000, was the sum of $14,812,736.94, and (ii) the aggregate unpaid principal balance of Contribution Advances, and the principal balance of the Contribution, as of September 30, 2000, was the sum of $709,241.09; and

         WHEREAS, on and as of September 29, 2000, Bank One, Texas, NA sold, transferred and assigned to its affiliate, Bank One, NA (referred to herein as the "Lender" for all time periods on and following such date of transfer), all of its right, title and interest as the Lender in, to and under the Loan, the Note, the Loan Agreement, the Participation Agreement, the Lease (as supplemented by all of the Lease Supplements), and the other Operative Documents; and

         WHEREAS the Lessee and its wholly owned Subsidiary, EGL Delaware I, Inc., a Delaware corporation (the "Merger Sub"), have entered into an Agreement and Plan of Merger dated as of July 2, 2000 (the "Merger Agreement"), with Circle International Group, Inc., a Delaware corporation ("Circle"), pursuant to which, subject to the terms and conditions thereof, the parties thereto have agreed to cause the Merger Sub to merge with and into Circle (the "Circle Merger"), with the result, among other things, that Circle will become the wholly owned Subsidiary of the Lessee; and

         WHEREAS the Lessee requested that the Lender agree to amend, prior to the consummation of the Circle Merger, certain covenants in the Participation Agreement, which the Lender is willing to do on and subject to the terms and conditions hereinafter set forth; and

         NOW, THEREFORE, in consideration of the mutual agreements contained in this Second Amendment to Agreements and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    SECTION 1
                           DEFINITIONS; INTERPRETATION

         Appendix I of the Participation Agreement, the Lease and the Loan Agreement is hereby amended by deleting therefrom the definitions of the terms listed in Exhibit A attached hereto, and inserting in lieu thereof the definitions for such terms contained in said Exhibit A. Furthermore, said Appendix I is hereby amended by adding those defined terms set forth in Exhibit B attached hereto. Unless the context shall otherwise require, capitalized terms used and not defined herein shall have the meanings assigned thereto in Appendix I to the Participation Agreement, the Lease and the Loan Agreement after taking into account the amendments effected herein.


                                    SECTION 2
                      AMENDMENT OF PARTICIPATION AGREEMENT

         Section 2.1. Financial Covenants of Lessee. Section 5.4 (Financial Covenants of Lessee) of the Participation Agreement is hereby completely amended and restated as follows:

         "SECTION 5.4 Financial Covenants of Lessee.

                  (a) The Lessee shall not permit Consolidated Tangible Net Worth, as determined as of the last day of any fiscal quarter, to be less than the sum of (i) 275,000,000 plus (ii) an amount equal to 30% of the sum of Consolidated Net Income for each fiscal quarter from and including the fiscal quarter beginning January 1, 2001 (provided that any net loss for any fiscal quarter shall be excluded from such calculation) plus (iii) 100% of all cash proceeds received by the Lessee and any of its Subsidiaries in respect of Lessee's or such Subsidiary's issuance of capital stock from and after the date hereof plus (iv) 100% of the fair market value of any capital stock and other ownership interests of the Lessee or any of its Subsidiaries issued as part of the consideration for (A) any merger, consolidation or business combination to which the Lessee or any such Subsidiary is a party, except the Circle Merger, or (B) the acquisition of any asset or group of assets by the Lessee or any of its Subsidiaries.

                  (b) The Lessee shall not permit Consolidated Net Worth, as determined as of the last day of any fiscal quarter, to be less than
         (i) $300,000,000 plus (ii) an amount equal to 30% of the sum of Consolidated Net Income for each fiscal quarter from and including the fiscal quarter beginning January 1, 2001 (provided that any net loss for any fiscal quarter shall be excluded from such calculation) plus (iii) 100% of all cash proceeds received by the Lessee and any of its Subsidiaries in respect of Lessee's or such Subsidiary's issuance of capital stock from and after the date hereof plus (iv) 100% of the fair market value of any capital stock and other ownership interests of the Lessee or any of its Subsidiaries issued as part of the consideration for (A) any merger, consolidation or business combination to which the Lessee or any such Subsidiary is a party, except the Circle Merger, or (B) the acquisition of any asset or group of assets by the Lessee or any of its Subsidiaries.

                  (c) The Lessee shall not permit the Fixed Charge Coverage Ratio as determined as of the last day of any fiscal quarter for the period of four consecutive fiscal quarters then ended, to be less than
         1.50 to 1.00.

                  (d) The Lessee shall be permitted to incur, assume or in any manner become or be liable in respect of Debt to any one creditor or one group of creditors pursuant to a single commitment, to lend not to exceed $150,000,000, provided that such Debt is only to any single creditor or group of creditors (it being understood that the Debt permitted by this subsection (d) shall never, individually or in the aggregate, exceed $150,000,000).

                  (e) The Lessee and its Subsidiaries shall not incur, assume or in any manner become or be liable at any time in respect of Debt (other than that permitted by subsection (d) above or as evidenced by the transactions contemplated hereby) which, in the aggregate, exceeds $30,000,000."

         Section 2.2. Fundamental Changes. SECTION 5.6 (Fundamental Changes) is added to the Participation Agreement as follows:

         "SECTION 5.6. Fundamental Changes. The Lessee shall not, and shall not permit any of its Subsidiaries to, without Lender's written consent,
         (i) enter into any transaction of merger or consolidation or amalgamation, or (ii) liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or (iii) convey, sell, lease, transfer or otherwise dispose of, in one transaction or a series of transactions, all or any substantial part of its business or assets, whether now owned or hereafter acquired, or (iv) acquire by purchase or otherwise all or substantially all the business or assets of, or stock or other evidence of beneficial ownership of, any Person, or (v) make any material change in the nature of its business or in the methods by which it conducts business, provided, however, that, so long as no Event of Default, or event which with the passage of time or giving of notice, or both, would become an Event of Default, exists immediately before, or would exist immediately after, such transaction:

                  (a) Any Subsidiary of the Lessee may be consolidated with, amalgamated with, or merged into the Lessee or any wholly owned Subsidiary of the Lessee;

                  (b) Any Subsidiary of the Lessee may make dispositions of any of its property or assets to the Lessee or any wholly owned Subsidiary of the Lessee, whether by dissolution, liquidation or otherwise;

                  (c) Any corporation may be acquired by, merged into, or consolidated with the Lessee or with any Subsidiary of the Lessee; and

                  (d) Any Subsidiary of the Lessee may be merged into or consolidated with, any corporation if the Lessee and any one or more if its wholly owned Subsidiaries, or any one or more of them, is the survivor of such merger or the successor formed by such consolidation.

         Section 2.3 Consent to Transfer. Lender hereby gives notice to Lessor and Lessee of the assignment and transfer (the "Transfer") by Bank One, Texas, NA to Bank One, NA of all right, title and interest of the Lender in and to the Loan, the Loan Agreement and the other Operative Documents. The Lessor and Lessee, respectively, consent to the Transfer.

         Section 2.4. Notices. SECTION 8.2 (Notices) of the Participation Agreement is hereby amended by replacing the address of the Lender set forth in item (ii) thereof with the following:

                  "(i)   Lessee  EGL, Inc.
                                 15330 Vickery Drive
                                 Houston, Texas 77032
                                 Attention: Douglas A. Seckel, Treasurer
                                 Facsimile No.: (281) 618-3423
                                 Telephone No.: (281) 618-3420

                  (ii)   Lender  Bank One NA
                                 Mail Code IL1-0634
                                 1 Bank One Plaza, 10th Floor
                                 Chicago, Illinois 60670
                                 Attn.: Martin Catton, Loan Servicing Department
                                 Facsimile No.:   (312) 732-4840
                                 Telephone No.:  (312) 732-2990"


                    [no further text remaining on this page]

                                    SECTION 3
                               Amendment OF Lease

         Section 3.1. Scheduled Rent. Subsection (d) (Scheduled Rent) of SECTION
4.1 (Basic Rent) of the Lease is hereby terminated and deleted: Effective as of the date of this Second Amendment, the Lessee shall pay Scheduled Rent as provided in this Section 3.1. On each Rent Payment Date Lessee shall pay as Scheduled Rent the installment of Scheduled Rent then due and payable in accordance with the schedule of Scheduled Rent attached hereto as Exhibit D. The respective installments of Scheduled Rent set forth on Exhibit D shall be applied by the Lender on the first Loan Payment Date which falls on or after such Rent Payment Date to pay required payments of principal on the Loan and the Note, and shall also be applied by the Lender on such date in reduction of the Parcel Tranche for each Property by the product of the Pro Rata Fraction of such Property multiplied by the amount of such installment of Scheduled Rent. Notwithstanding the foregoing, in order to avoid Breakage Costs, the Lessee hereby directs the Lender to deposit payments of Scheduled Rent in the Reinvestment Account maintained pursuant to SECTION 3.7 of the Loan Agreement for payment of principal on the next succeeding Loan Payment Date; provided, that until amounts in the Reinvestment Account shall be so applied to pay the Loan, interest will continue to accrue with respect to 100% of the principal balance of the Loan without any setoff or deduction relating to the amounts so deposited. The parties hereto agree to adjust the schedule of Scheduled Rent set forth on Exhibit D in the event of a partial prepayment of the Loan occurring as the result of the exercise of the Purchase Option, or the occurrence of an Event of Loss or an Event of Taking with respect to less than all of the Properties. Any such adjustment shall be made by reducing the remaining unpaid installments of Scheduled Rent in the same proportion that the amount so prepaid has reduced the then principal balance of the Loan. Notwithstanding the foregoing, on the Scheduled Termination Date, the Lessee shall pay an amount equal to the Recourse Deficiency Amount or the Lease Balance, as the case may be, in accordance with the provisions of Article XV hereof, in addition to the installment of Scheduled Rent due hereunder.


         Section 3.2. Parcel 1998-I Lease Supplement.

         (a) The Parcel 1998-I Lease Supplement is hereby amended and supplemented as follows:

                  (i) In SECTION 1 (Definitions), the definition of "Parcel 1998-I Completion Date" is corrected to mean the Parcel Closing Date for Parcel 1998-I, to wit: May 11, 1998.

                  (ii) SECTION 5.1 (Basic Rent) is hereby amended and restated in its entirety as follows:

                           "5.1 Basic Rent. Lessee shall pay Basic Rent in
                  accordance with the Lease. Lessee shall pay Index Rent and Facility Rent with respect to Property 1998-I (subject to
                  SECTION 4.1 of the Lease) on each Rent Payment Date following the Parcel 1998-I Completion Date."

                  (iii) SECTION 14 (Recourse Deficiency Amount) is hereby deleted in its entirety.

         (b) Parcel Tranche and the Parcel Contribution Tranche: The current principal amount of the Parcel Tranche and the Parcel Contribution Tranche for Property 1998-I is set forth on Schedule 1998-1 of Exhibit C attached hereto, which amounts, subject to adjustments from time to time as required by the terms of the Operative Documents, shall be binding on the Lessee and the Lessor with respect to the Operative Documents, including, without limitation, calculation of Basic Rent, Lease Balance and Purchase Option Price with respect to Property 1998-I.


         Section 3.3. Parcel 1998-II Lease Supplement.

         (a) The Parcel 1998-II Lease Supplement is hereby amended as follows:

                  (i) SECTION 4 (Construction of Parcel 1998-II Improvements) is supplemented to acknowledge the occurrence of the Parcel Completion Date for Property 1998-II prior to the Effective Date.

                  (ii) SECTION 5.1 (Basic Rent) is hereby amended and restated in its entirety as follows:

                           "5.1 Basic Rent. Lessee shall pay Basic Rent in
                  accordance with the Lease. Lessee shall pay Index Rent and Facility Rent with respect to Property 1998-II (subject to
                  SECTION 4.1 of the Lease) on each Rent Payment Date following the Parcel 1998-II Completion Date."

                  (iii) SECTION 14 (Recourse Deficiency Amount) is hereby deleted in its entirety.

         (b) Parcel Tranche and the Parcel Contribution Tranche: The current principal amount of the Parcel Tranche and the Parcel Contribution Tranche for Property 1998-II is set forth on Schedule 1998-II of Exhibit C attached hereto, which amounts, subject to adjustments from time to time as required by the terms of the Operative Documents, shall be binding on the Lessee and the Lessor with respect to the Operative Documents, including, without limitation, calculation of Basic Rent, Lease Balance and Purchase Option Price with respect to Property 1998-II.

         Section 3.4 Parcel 1999-I Lease Supplement.

         (a) The Parcel 1999-I Lease Supplement is hereby amended as follows:

                  (i) SECTION 4 (Construction of Parcel 1999-I Improvements) is supplemented to acknowledge the occurrence of the Parcel Completion Date for Property 1999-I prior to the effective date.

                  (ii) SECTION 5.1 (Basic Rent) is hereby amended and restated in its entirety as follows:

                           "5.1 Basic Rent. Lessee shall pay Basic Rent in
                  accordance with the Lease. Lessee shall pay Index Rent and Facility Rent with respect to Property 1999-I (subject to
                  SECTION 4.1 of the Lease) on each Rent Payment Date following the Parcel 1999-I Completion Date."

                  (iii) SECTION 14 (Recourse Deficiency Amount) is hereby deleted in its entirety.

         (b) Parcel Tranche and the Parcel Contribution Tranche: The current principal amount of the Parcel Tranche and the Parcel Contribution Tranche for Property 1999-I is set forth on Schedule 1999-I of Exhibit C attached hereto, which amounts, subject to adjustments from time to time as required by the terms of the Operative Documents, shall be binding on the Lessee and the Lessor with respect to the Operative Documents, including, without limitation, calculation of Basic Rent, Lease Balance and Purchase Option Price with respect to Property 1999-I

         Section 3.5 Parcel 1999-II Lease Supplement.

         (a) The Parcel 1999-II Lease Supplement is hereby amended as follows:

                  (i) SECTION 4 (Construction of Parcel 1999-II Improvements) is supplemented to acknowledge the occurrence of the Parcel Completion Date for Property 1999-II prior to the effective date.

                  (ii) SECTION 5.1 (Basic Rent) is hereby amended and restated in its entirety as follows:

                           "5.1 Basic Rent. Lessee shall pay Basic Rent in
                  accordance with the Lease. Lessee shall pay Index Rent and Facility Rent with respect to Property 1999-II (subject to
                  SECTION 4.1 of the Lease) on each Rent Payment Date following the Parcel 1999-II Completion Date."

                  (iii) SECTION 14 (Recourse Deficiency Amount) is hereby deleted in its entirety.

         (b) Parcel Tranche and the Parcel Contribution Tranche: The current principal amount of the Parcel Tranche and the Parcel Contribution Tranche for Property 1999-II is set forth on Schedule 1999-II of Exhibit C attached hereto, which amounts, subject to adjustments from time to time as required by the terms of the Operative Documents, shall be binding on the Lessee and the Lessor with respect to the Operative Documents, including, without limitation, calculation of Basic Rent, Lease Balance and Purchase Option Price with respect to Property 1999-II.

         Section 3.6 Parcel 1999-III Lease Supplement.

         (a) The Parcel 1999-III Lease Supplement is hereby amended as follows:

                  (i) SECTION 4 (Construction of Parcel 1999-III Improvements) is supplemented to acknowledge the occurrence of the Parcel Completion Date for Property 1999-III prior to the effective date.

                  (ii) SECTION 5.1 (Basic Rent) is hereby amended and restated in its entirety as follows:

                           "5.1 Basic Rent. Lessee shall pay Basic Rent in
                  accordance with the Lease. Lessee shall pay Index Rent and Facility Rent with respect to Property 1999-III (subject to
                  SECTION 4.1 of the Lease) on each Rent Payment Date following the Parcel 1999-III Completion Date."

                  (iii) SECTION 14 (Recourse Deficiency Amount) is hereby deleted in its entirety.

         (b) Parcel Tranche and the Parcel Contribution Tranche: The current principal amount of the Parcel Tranche and the Parcel Contribution Tranche for Property 1999-III is set forth on Schedule 1999-III of Exhibit C attached hereto, which amounts, subject to adjustments from time to time as required by the terms of the Operative Documents, shall be binding on the Lessee and the Lessor with respect to the Operative Documents, including, without limitation, calculation of Basic Rent, Lease Balance and Purchase Option Price with respect to Property 1999-III.


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                                      -9-

                                    SECTION 4
                           AMENDMENT TO LOAN AGREEMENT

         Section 4.1 Loan Balance. The aggregate unpaid principal balance of Loan Advances made pursuant to the Loan Agreement and the Participation Agreement, and the unpaid principal balance of the Loan, totals the sum of $14,812,736.94 as of September 30, 2000. Attached hereto as Exhibit E is a schedule of Loan Payments to be made by the Lessor on account of the principal balance of the Loan on each Loan Payment Date up to and including the Scheduled Termination Date, and the Lessor does hereby agree to pay such amounts to the Lender on the dates indicated in addition to interest and all other amounts due and to become due under the Operative Documents.

    Section 4.2 Scheduled Principal Repayment. SECTION 2.3 (Scheduled Principal Repayment) of the Loan Agreement is hereby terminated and deleted. On the first Loan Payment Date which coincides with or immediately follows the date of this Second Amendment and on each Loan Payment Date thereafter, the Lessor shall make a payment on account of the principal balance of the Loan equal to the amount of the installment of Scheduled Rent due on or immediately preceding such Loan Payment Date, as set forth in Exhibit E to this Second Amendment (as the same may be adjusted from time to time in the event of any prepayment of the Loan, as set forth in Section 3.1 above). The principal balance of the Loan has been subdivided into a separate Parcel Tranche for each of the Properties, each Parcel Tranche having the respective current balance set forth on Exhibit C to this Second Amendment. Each payment of Scheduled Rent received by the Lender shall be applied in reduction of the Parcel Tranche for each Property in the amount which equals the product of the Pro Rata Fraction of such Property multiplied by the amount of such installment of Scheduled Rent. Notwithstanding the foregoing, in order to avoid Breakage Costs, the Lessee and the Lessor hereby direct the Lender, so long as no Default shall be outstanding, to deposit payments of Scheduled Rent received by the Lender on a day other than a Loan Payment Date in the Reinvestment Account to be maintained pursuant to SECTION
3.7 of the Loan Agreement, and to disburse such amounts from the Reinvestment Account for application to the payment of principal, as provided above, on the next succeeding Loan Payment Date; provided, that until amounts in the Reinvestment Account shall be so applied to pay the Loan, interest will continue to accrue with respect to 100% of the principal balance of the Loan without any setoff or deduction relating to the amounts so deposited. Except in connection with an early payment or acceleration of Basic Rent or the Lease Termination Date under the Lease due to (i) an Event of Default, (ii) an Acceleration, (iii) the Lessee's exercise of the Purchase Option, (iv) the Lessee's exercise of the Remarketing Option, or (v) the receipt of amounts under the Lease upon the occurrence of an Event of Loss or an Event of Taking, the Lessor shall have no option or right, without the prior consent of the Lender, to prepay the Loan whether in whole or in part.

    Section 4.3 Coordination of Loan Advances. Effective as of September 30, 2000, all of the Loan Advances and Parcel Tranches shall be and hereby are coordinated for the purpose of setting interest rates as if all of them constituted a single Loan, which (except in the event that the Base Rent applies as a result of any of the circumstances set forth in SECTION 2.4(f) of the Loan Agreement) shall be a LIBOR Rate Loan having an Interest Period commencing as of October 1, 2000, and having a duration of one month. The provisions of SECTION 2.4(c) of the Loan Agreement are hereby amended by deleting the third from the last sentence thereof and substituting the foregoing sentence in its place.

                                    SECTION 5
                                  MISCELLANEOUS

         Section 5.1 Representations and Warranties. Effective as of the date of this Second Amendment to Agreements, each of the Lessee and Lessor represents and warrants to each of the parties hereto that each of the representations and warranties made by it in the Participation Agreement and the other Operative Documents, as amended hereby, remain true and correct in all material respects as of the date of this Second Amendment to Agreements to the same extent and subject to the same qualifications as set forth in the Participation Agreement and the other Operative Documents, as amended hereby.

         Section 5.2 Compliance with Operative Documents. The Lessee hereby represents and warrants that it is in full compliance with all terms, conditions, covenants, agreements, stipulations, representations and warranties under the Operative Documents, as amended hereby, to which it is a party or by which it is bound, and the Lessee hereby reaffirms the same as of the date hereof. The Lessee covenants and agrees to perform and observe all covenants, agreements, stipulations and conditions on its part to be performed under the Operative Documents, as amended hereby. To the best of the knowledge of the Lessee, neither the Lender nor the Lessor is in default under any of the Operative Documents and no event has occurred and no condition exists which, with the giving of notice or the lapse of time or both, would constitute a default under any of the Operative Documents by any of the parties hereto.

         Section 5.3 Amendment of Operative Documents. Except as specifically modified herein, the Operative Documents shall remain in full force and effect in all respects according to their original terms, covenants and conditions, and nothing in this Second Amendment to Agreements shall affect or impair any rights and powers that the Lender and/or the Lessor may have thereunder.

         Section 5.4 Expenses. The Lessee shall pay or cause to be paid and save the Lender and the Lessor harmless against liability for the payment of all reasonable out-of-pocket expenses, including counsel fees and disbursements, incurred or paid by the Lender or the Lessor in connection with the negotiation, development, preparation, execution and performance of this Second Amendment to Agreements.

         Section 5.5 Successors and Assigns. This Second Amendment to Agreements is binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns; provided, however, that the Lessee shall not assign or transfer its rights or duties under this Second Amendment to Agreements or the Operative Documents without the prior written consent of the Lender and the Lessor.

         Section 5.6 Counterparts. This Second Amendment to Agreements may be executed in any number of counterparts as may be convenient or necessary, and it shall not be necessary that the signatures of all parties hereto or thereto be contained on any one counterpart hereof or thereof. Additionally, the parties hereto agree that for purposes of facilitating the execution of this Second Amendment to Agreements, (a) the signature pages taken from the separate individually executed counterparts of this Second Amendment to Agreements may be combined to form multiple fully executed counterparts and (b) a facsimile transmission shall be deemed to be an original signature for all purposes. All executed counterparts of this Second Amendment to Agreements shall be deemed to be originals, but all such counterparts taken together or collectively, as the case may be, shall constitute one and the same agreement.

         Section 5.7 No Recourse. No recourse shall be had for the payment of any amount owing in respect to any obligation of, or claim against the Lessor arising out of or based upon this Second Amendment to Agreements or any other related agreement against JH Management Corporation or against any stockholder, employee, officer, director or incorporator of the Lessor or JH Management Corporation; provided, however, that the foregoing shall not relieve any such person or entity from any liability they might otherwise have as a result of fraudulent actions or fraudulent omissions taken by them.

                         [Signatures on following page]

         IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to Agreements to be executed by their respective duly authorized officers as of the day and year first above written.


Witnesses:                                                EGL, INC., a Texas Corporation, as Lessee

                                                          By:
- -------------------------------------------                  ---------------------------------------------
Printed Name:                                             Name:
             ------------------------------                    -------------------------------------------
                                                          Title:
                                                                ------------------------------------------

- -------------------------------------------
Printed Name:
             ------------------------------

                                                          ASSET XVI HOLDINGS COMPANY, L.L.C.,
                                                          a Massachusetts limited liability company,
                                                          as Lessor

                                                          By    Asset Holdings Corporation I, a Delaware corporation,
                                                                its managing member

                                                                By:
- -------------------------------------------                        ---------------------------------------
Printed Name:                                                   Name:
             ------------------------------                          -------------------------------------
                                                                Title:
                                                                      ------------------------------------

- -------------------------------------------
Printed Name:
             ------------------------------

                                                          BANK ONE, NA, a national banking association, as Lender

                                                          By:
- -------------------------------------------                  ---------------------------------------------
Printed Name:                                             Name:
             ------------------------------                    -------------------------------------------
                                                          Title:
                                                                ------------------------------------------

- -------------------------------------------
Printed Name:
             ------------------------------


                                    EXHIBIT A
                                       TO
                  SECOND AMENDMENT TO PARTICIPATION AGREEMENT,
                       LEASE AGREEMENT AND LOAN AGREEMENT


                               AMENDED DEFINITIONS


         "Lease" means the Lease dated as of April 3, 1998 between the Lessor and the Lessee, as supplemented by the Parcel 1998-I Lease Supplement, the Parcel 1998-II Lease Supplement, the Parcel 1999-I Lease Supplement, the Parcel 1999-II Lease Supplement and the Parcel 1999-III Lease Supplement, and as amended by the First Amendment to Agreements, and this Second Amendment to Agreements, together with all amendments and supplements thereto.

         "Land" means, collectively, Parcel 1998-I, Parcel 1998-II, Parcel 1999-1, Parcel 1999-II, and Parcel 1998-III.

         "Lender" means Bank One, NA and its successors and assigns.

         "Lessee" means EGL, Inc., a Texas corporation formerly named "Eagle USA Airfreight, Inc.", and its permitted successors and assigns.

         "Loan Agreement" means the Loan Agreement dated as of April 3, 1998, between the Lender and the Lessor, as amended by the First Amendment to Agreements and this Second Amendment to Agreements, together with all amendments and supplements thereto.

         "Note" means the Lessor's Promissory Note dated April 8,1998, in the original principal sum of up to $19,000,000, delivered to the Lender pursuant to the Loan Agreement, as modified by the First Allonge to Promissory Note dated as of April 8, 1998 and delivered in connection with the execution and delivery of the First Amendment to Agreements.

         "Operative Documents" means the Participation Agreement, the Lease, the Note, the Loan Agreement, the Assignment of Lease and Rents, the Notices of Assignment of Lease and Rents, the Mortgages, the Non-Disturbance and Attornment Agreements, and this Second Amendment to Agreements, together with all amendments and supplements thereto.

         "Parcel Completion Date" means (i) with respect to a Parcel on which the Construction of Improvements is to be financed from the proceeds of Advances pursuant to the Operative Documents, the first Loan Payment Date on which the conditions specified in SECTION 3.4 of the Participation Agreement shall have been satisfied or (ii) with respect to a Parcel on which no Improvements are to be so Constructed, the related Parcel Closing Date.

         "Participation Agreement" means the Participation Agreement as defined in the heading to this Second Amendment to Agreements, together with all amendments and supplements thereto.

         "Recourse Deficiency Amount" means 85% of the Total Lease Balance on the Scheduled Termination Date.

                                    EXHIBIT B
                                       TO
                  SECOND AMENDMENT TO PARTICIPATION AGREEMENT,
                       LEASE AGREEMENT AND LOAN AGREEMENT

                                 NEW DEFINITIONS


         "First Amendment to Agreements" means that certain First Amendment to Participation Agreement, Lease Agreement and Loan Agreement among the Lender, the Lessee, the Substitute Guarantor, the Original Guarantor and the Lessor dated as of July 31, 2000, together with any amendments or supplements thereto.

         "Parcel Closing Date" means for each Parcel, the date of the related Parcel Lease Supplement.

         "Parcel 1998-I" means the Parcel of Land located in East Granby, Connecticut as described in and leased and demised pursuant to the Parcel 1998-I Lease Supplement.

         "Parcel 1998-I Lease Supplement" means that certain Parcel 1998-I Lease Supplement dated as of May 11, 1998, between the Lessor and the Lessee.

         "Parcel 1998-II" means the Parcel of Land located in Grapevine, Tarrant County, Texas, as described in and leased and demised pursuant to the Parcel 1998-II Lease Supplement.

         "Parcel 1998-II Lease Supplement" means that certain Parcel 1998-I Lease Supplement dated as of September 1, 1998, between the Lessor and the Lessee.

         "Parcel 1999-I" means the Parcel of Land located in Austin, Travis County, Texas as described in and leased and demised pursuant to the Parcel 1999-I Lease Supplement.

         "Parcel 1999-I Lease Supplement" means that certain Parcel 1999-I Lease Supplement dated as of March 1, 1999, between the Lessor and the Lessee.

         "Parcel 1999-II" means the Parcel of Land located in Romulus, Wayne County, Michigan as described in and leased and demised pursuant to the Parcel 1999-II Lease Supplement.

         "Parcel 1999-II Lease Supplement" means that certain Parcel 1999-II Lease Supplement dated as of March 25, 1999, between the Lessor and the Lessee.

         "Parcel 1999-III" means the Parcel of Land located in South Bend, St Joseph County, Indiana, as described in and leased and demised pursuant to the Parcel 1999-III Lease Supplement.

         "Parcel 1999-III Lease Supplement" means that certain Parcel 1999-I Lease Supplement dated as of June 1, 1999, between the Lessor and the Lessee.

         "Pro Rata Fraction" means, with respect to each Property, a fraction the numerator of which is principal amount of the Parcel Tranche for such Property at the time of calculation and the denominator of which is the total principal balance of the Loan at such time.

                                    EXHIBIT C
                                       TO
                  SECOND AMENDMENT TO PARTICIPATION AGREEMENT,
                       LEASE AGREEMENT AND LOAN AGREEMENT


                                 SCHEDULE 1998-I

PROPERTY:  Property 1998-I, Granby, Connecticut.

LEASE SUPPLEMENT:  Parcel 1998-I Lease Supplement dated May 11, 1998.

PARCEL TRANCHE:  Balance of Parcel Tranche 1998-I as of 9/30/00:                                        $661,527.47

PARCEL CONTRIBUTION TRANCHE:

Balance of Parcel Contribution Tranche 1998-I as of 9/30/00:                                             $33,963.35


                                SCHEDULE 1998-II

PROPERTY:  Property 1998-II, Grapevine, Tarrant County, Texas.

LEASE SUPPLEMENT:  Parcel 1998-II Lease Supplement dated September 1, 1998.

PARCEL TRANCHE:  Balance of Parcel Tranche 1998-II as of 9/30/00:                                     $5,102,735.51

PARCEL CONTRIBUTION TRANCHE:

Balance of Parcel Contribution Tranche 1998-II as of 9/30/00:                                           $270,000.08



                                 SCHEDULE 1999-I

PROPERTY:  Property 1999-I, Austin, Travis County, Texas.

LEASE SUPPLEMENT:  Parcel 1999-I Lease Supplement dated March 1, 1999.

PARCEL TRANCHE:  Balance of Parcel Tranche 1999-I as of 9/30/00:                                      $4,417,499.88

PARCEL CONTRIBUTION TRANCHE:

Balance of Parcel Contribution Tranche 1999-I as of 9/30/00:                                            $232,499.76


                                SCHEDULE 1999-II

PROPERTY:  Property 1999-II, Romulus, Wayne County, Michigan.

LEASE SUPPLEMENT:  Parcel 1999-II Lease Supplement dated March 25, 1999.

PARCEL TRANCHE:  Balance of Parcel Tranche 1999-II as of 9/30/00:                                     $3,515,000.07

PARCEL CONTRIBUTION TRANCHE:

Balance of Parcel Contribution Tranche 1999-II as of 9/30/00:                                           $115,272.55


                                SCHEDULE 1999-III

PROPERTY:  Property 1999-III, South Bend, St. Joseph County, Indiana.

LEASE SUPPLEMENT:  Parcel 1999-III Lease Supplement dated June 1, 1999.

PARCEL TRANCHE:  Balance of Parcel Tranche 1999-III as of 9/30/00:                                    $1,115,974.01

PARCEL CONTRIBUTION TRANCHE:

Balance of Parcel Contribution Tranche 1999-III as of 9/30/00:                                           $57,505.35


                                    EXHIBIT D

                                    SCHEDULE
                                       OF
                                 SCHEDULED RENT

                        RENT PAYMENT DATE                             INSTALLMENT OF
                                                                      SCHEDULED RENT
                    ---------------------------------------- ----------------------------------
                    March 1, 2001                                       $57,069.85
                    ---------------------------------------- ----------------------------------
                    April 1, 2001                                       $57,069.85
                    ---------------------------------------- ----------------------------------
                    May 1, 2001                                         $57,069.85
                    ---------------------------------------- ----------------------------------
                    June 1, 2001                                        $61,719.74
                    ---------------------------------------- ----------------------------------
                    July 1, 2001                                        $61,719.74
                    ---------------------------------------- ----------------------------------
                    August 1, 2001                                      $61,719.74
                    ---------------------------------------- ----------------------------------
                    September 1, 2001                                   $61,719.74
                    ---------------------------------------- ----------------------------------
                    October 1, 2001                                     $61,719.74
                    ---------------------------------------- ----------------------------------
                    November 1, 2001                                    $61,719.74
                    ---------------------------------------- ----------------------------------
                    December 1, 2001                                    $61,719.74
                    ---------------------------------------- ----------------------------------
                    January 1, 2002                                     $61,719.74
                    ---------------------------------------- ----------------------------------
                    February 1, 2002                                    $61,719.74
                    ---------------------------------------- ----------------------------------
                    March 1, 2002                                       $61,719.74
                    ---------------------------------------- ----------------------------------
                    April 1, 2002                                       $61,719.74
                    ---------------------------------------- ----------------------------------
                    May 1, 2002                                         $61,719.74
                    ---------------------------------------- ----------------------------------
                    June 1, 2002                                        $61,719.74
                    ---------------------------------------- ----------------------------------
                    July 1, 2002                                        $61,719.74
                    ---------------------------------------- ----------------------------------
                    August 1, 2002                                      $61,719.74
                    ---------------------------------------- ----------------------------------
                    September 1, 2002                                   $61,719.74
                    ---------------------------------------- ----------------------------------
                    October 1, 2002                                     $61,719.74
                    ---------------------------------------- ----------------------------------
                    November 1, 2002                                    $61,719.74
                    ---------------------------------------- ----------------------------------
                    December 1, 2002                                    $61,719.74
                    ---------------------------------------- ----------------------------------
                    January 1, 2003                                     $61,719.74
                    ---------------------------------------- ----------------------------------
                    February 1, 2003                                    $61,719.74
                    ---------------------------------------- ----------------------------------
                    March 1, 2003                                       $61,719.74
                    ---------------------------------------- ----------------------------------
                    April 1, 2003                                       $61,719.74
                    ---------------------------------------- ----------------------------------
                    May 1, 2003                                         $61,719.74
                    ---------------------------------------- ----------------------------------
                    June 1, 2003 (Scheduled
                    Termination Date)*
                    ---------------------------------------- ----------------------------------


* On the Scheduled Termination Date, the Lessee shall pay in accordance with the provisions of the Lease either (a) the aggregate Recourse Deficiency Amount to the extent permitted by, and in accordance with, the provisions of, SECTION 15.6 and/or SECTION 15.7 of the Lease, or (b) in any other instance, the Lease Balance.

                                    EXHIBIT E

                                    SCHEDULE
                                       OF
                                 LOAN PAYMENTS*



                        RENT PAYMENT DATE                             INSTALLMENT OF
                                                                      SCHEDULED RENT
                    ---------------------------------------- ----------------------------------
                    March 1, 2001                                       $57,069.85
                    ---------------------------------------- ----------------------------------
                    April 1, 2001                                       $57,069.85
                    ---------------------------------------- ----------------------------------
                    May 1, 2001                                         $57,069.85
                    ---------------------------------------- ----------------------------------
                    June 1, 2001                                        $61,719.74
                    ---------------------------------------- ----------------------------------
                    July 1, 2001                                        $61,719.74
                    ---------------------------------------- ----------------------------------
                    August 1, 2001                                      $61,719.74
                    ---------------------------------------- ----------------------------------
                    September 1, 2001                                   $61,719.74
                    ---------------------------------------- ----------------------------------
                    October 1, 2001                                     $61,719.74
                    ---------------------------------------- ----------------------------------
                    November 1, 2001                                    $61,719.74
                    ---------------------------------------- ----------------------------------
                    December 1, 2001                                    $61,719.74
                    ---------------------------------------- ----------------------------------
                    January 1, 2002                                     $61,719.74
                    ---------------------------------------- ----------------------------------
                    February 1, 2002                                    $61,719.74
                    ---------------------------------------- ----------------------------------
                    March 1, 2002                                       $61,719.74
                    ---------------------------------------- ----------------------------------
                    April 1, 2002                                       $61,719.74
                    ---------------------------------------- ----------------------------------
                    May 1, 2002                                         $61,719.74
                    ---------------------------------------- ----------------------------------
                    June 1, 2002                                        $61,719.74
                    ---------------------------------------- ----------------------------------
                    July 1, 2002                                        $61,719.74
                    ---------------------------------------- ----------------------------------
                    August 1, 2002                                      $61,719.74
                    ---------------------------------------- ----------------------------------
                    September 1, 2002                                   $61,719.74
                    ---------------------------------------- ----------------------------------
                    October 1, 2002                                     $61,719.74
                    ---------------------------------------- ----------------------------------
                    November 1, 2002                                    $61,719.74
                    ---------------------------------------- ----------------------------------
                    December 1, 2002                                    $61,719.74
                    ---------------------------------------- ----------------------------------
                    January 1, 2003                                     $61,719.74
                    ---------------------------------------- ----------------------------------
                    February 1, 2003                                    $61,719.74
                    ---------------------------------------- ----------------------------------
                    March 1, 2003                                       $61,719.74
                    ---------------------------------------- ----------------------------------
                    April 1, 2003                                       $61,719.74
                    ---------------------------------------- ----------------------------------
                    May 1, 2003                                         $61,719.74
                    ---------------------------------------- ----------------------------------
                    June 1, 2003 (Scheduled
                    Termination Date)*
                    ---------------------------------------- ----------------------------------


*The Schedule of Loan Payments is broken down by the parcel properties as shown on Rider 1 attached to this Exhibit E and incorporated herein.


                                      E-1